MIDWAY REPORTS EXCELLENT Q2 DRILL RESULTS AT SPRING VALLEY, NEVADA

Including 113 Meters of 4.53 Grams per Tonne Gold

September 4, 2013

Denver, Colorado – Midway Gold Corp. ("Midway" or the "Company") (MDW:TSX; MDW:NYSE-MKT) announces that Barrick has completed their planned 2013 drilling program ahead of schedule at the Spring Valley Project in Nevada. Barrick Gold Exploration Inc. ("Barrick") is earning into the project. Development drilling, designed to upgrade the quality of the resource, continued to produce excellent intercepts. Assay results are still pending for 20 of the holes reported here. Recent drilling highlights include:

SV13-625

o	113 meters of 4.53 grams per tonne (gpt) gold including 9 meters of 15.81 gpt gold, 18 meters of 9.5 gpt gold and 8 meters of 12.86 gpt
o	102 meters of 3.15 gpt gold including 1.5 meters of 62.19 gpt gold and 1.5 meters of 46.80 gpt gold

o
o

o

SV13-629

o	56 meters of 1.51 gpt gold including 1.5 meters of 27.7 gpt gold
o	55 meters of 1.10 gpt gold including 1.5 meters of 5.45 gpt gold

SV13-630

o	32 meters of 1.41 gpt gold

SV13-633

o	353 meters of 0.99 gpt gold including 1.5 meters of 6.03 gpt
o	21 meters of 1.3 gpt gold including 1.5 meters of 9.43 gpt gold
o	58 meters of 0.75 gpt gold including 1.5 meters of 9.29 gpt gold

SV13-640

o	23 meters of 1.41 gpt gold
o	20 meters of 1.41 gpt gold including 1.5 meters of 9.36 gpt gold

SV13-646o

o	34 meters of 1.03 gpt gold including 1.5 meters of 6.27 gpt gold and 1.5 meters of 6.48 gpt gold
o	90 meters of 1.41 gpt gold including 1.5 meters of 8.85 gpt gold and 1.5 meters of 8.88 gpt gold

Table 1 lists Spring Valley’s drill results for the second quarter as calculated by Midway from Barrick’s data. The map below in Figure 1 shows locations for drill holes listed in Table 1.

Development Drilling

The 2013 drilling program is complete for the year with a total of 11,996 meters in 24 RC holes and 8,840 meters in 26 core holes. Development drilling in the resource area is focused on upgrading the quality of the resource for future reserve calculations. Additional expansion potential remains at depth and to the north of the deposit.

Earn-In

Barrick reported in April that they had exceeded the cumulative expenditure requirement of $30M to earn a 60% interest in the property. They also exercised their option to spend an additional $8 million to earn a 70% interest. At the current rate of expenditure, Midway continues to anticipate that Barrick will complete the cumulative expenditure of $38 million to earn a 70% interest in the project by the end of 2013.

Table 1. Gold Intercepts from Drill Holes included in Barrick’s Q2 Report 2013

Spring Valley Project, Nevada

(Calculated by Midway from data provided by Barrick)

Hole ID	Assay Type	From (m)	To (m)	Interval (m)	Gold grade (gpt)
SV13-616c	MS	93.0	96.0	3.0	0.75
SV13-617c	MS	74.7	76.2	1.5	0.75
	MS	117.3	132.6	15.2	0.99
	Additional assays pending
SV13-618c	MS	132.6	135.6	3.0	0.34
	FA	162.5	164.0	1.5	0.96
	FA	179.2	183.8	4.6	0.38
	FA	209.7	215.2	5.5	0.41
	FA	299.8	320.3	20.6	0.34
	FA	342.9	372.2	29.3	0.45
	FA	387.4	390.4	3.0	0.58
	FA	417.9	421.1	3.2	0.55
SV13-619c	FA	185.2	193.1	7.9	1.89
	FA	299.6	301.1	1.5	1.20
SV13-622	MS	125.0	129.5	4.6	0.55
	MS	149.4	150.9	1.5	1.34
	MS	178.3	193.5	15.2	1.20
includes				1.5	4.25
	MS	239.3	248.4	9.1	0.41
	MS	285.0	286.5	1.5	1.17
	MS	300.2	332.2	32.0	0.55
	MS	371.9	374.9	3.0	1.54
SV13-625	MS	114.3	120.4	6.1	0.82
	MS	170.7	283.5	112.8	4.53
includes	MS			3.0	8.40
and	MS			9.1	15.81
and	MS			18.3	9.50
and	MS			7.6	12.86

	MS	324.6	426.7	102.1	3.15
includes	MS			1.5	62.19
and	MS			1.5	8.78
and	MS			1.5	46.80
and	MS			1.5	8.06
and	MS			1.5	9.19
SV13-626c	FA	79.2	80.8	1.5	0.69
	Additional assays pending
SV13-627c	FA	22.9	24.4	1.5	0.55
	Additional assays pending
SV13-628	MS	27.4	33.5	6.1	0.45
	MS	147.8	153.9	6.1	0.93
	MS	181.4	192.0	10.7	0.34
	MS	202.7	213.4	10.7	0.82
	MS	233.2	242.3	9.1	0.41
	MS	256.0	260.6	4.6	0.72
	MS	306.3	309.4	3.0	0.65
	MS	317.0	320.0	3.0	2.16
	MS	345.9	362.7	16.8	1.58
	MS	376.4	387.1	10.7	2.16
	MS	393.2	423.7	30.5	0.96
SV13-629	MS	96.0	106.7	10.7	0.41
	MS	210.3	266.7	56.4	1.51
includes	MS			1.5	27.70
	MS	275.8	349.0	73.2	0.65
includes	MS			1.5	4.66
and	MS			1.5	4.05
	MS	365.8	420.6	54.9	1.10
includes	MS			1.5	3.91
and	MS			1.5	5.45
SV13-630	MS	166.1	169.2	3.0	0.55
	MS	176.8	178.3	1.5	0.86
	MS	355.1	387.1	32.0	1.41
	MS	396.2	403.9	7.6	0.38
	MS	422.1	428.2	6.1	0.41
	MS	440.4	457.2	16.8	0.79
SV13-631	FA	140.2	153.9	13.7	1.06
	FA	170.7	175.3	4.6	0.38
	FA	184.4	185.9	1.5	1.17
SV13-632	Assays pending
SV13-633	MS	94.5	96.0	1.5	0.82
	MS	120.4	140.2	19.8	0.58
	MS	150.9	157.0	6.1	0.51

	MS	166.1	169.2	3.0	0.75
	MS	175.3	228.6	53.3	0.99
includes	MS			1.5	4.22
and	MS			1.5	6.03
	MS	236.2	257.6	21.3	1.30
includes	MS			1.5	6.31
and	MS			1.5	9.43
	MS	266.7	269.7	3.0	1.03
	MS	278.9	289.6	10.7	1.85
includes	MS			1.5	5.59
	MS	300.2	339.9	39.6	0.65
	MS	347.5	353.6	6.1	0.51
	MS	359.7	364.2	4.6	0.51
	MS	370.3	382.5	12.2	0.65
	MS	391.7	449.6	57.9	0.75
includes	MS			1.5	4.01
and	MS			1.5	9.29
SV13-634	MS	179.8	205.7	25.9	0.24
	MS	307.8	332.2	24.4	0.65
includes	MS			1.5	4.01
	MS	420.6	432.8	12.2	0.86
SV13-635	Assays pending
SV13-636	FA	74.7	76.2	1.5	4.46
	FA	82.3	83.8	1.5	5.21
	FA	102.1	103.6	1.5	4.22
	FA	123.4	137.2	13.7	0.72
	FA	181.4	182.9	1.5	44.30
	FA	192.0	219.5	27.4	0.75
	FA	303.3	307.8	4.6	1.41
	FA	317.0	335.3	18.3	0.58
	FA	347.5	359.7	12.2	1.44
includes	FA			1.5	5.11
	FA	413.0	422.1	9.1	0.58
SV13-637	FA	160.0	178.3	18.3	0.55
	FA	201.2	202.7	1.5	4.59
SV13-638c	Assays pending
SV13-639c	FA	53.3	59.4	6.1	0.48
	Additional assays pending
SV13-640	FA	170.7	193.5	22.9	1.41
includes	FA			1.5	4.83
	FA	205.7	225.6	19.8	1.41
includes	FA			1.5	4.05
and	FA			1.5	9.36

	FA	338.3	339.9	1.5	1.51
SV13-641c	Assays pending
SV13-642c	Assays pending
SV13-643c	Assays pending
SV13-645	FA	138.7	155.4	16.8	0.79
includes	FA			1.5	5.55
	FA	260.6	300.2	39.6	0.99
includes	FA			1.5	4.22
and	FA			1.5	6.31
SV13-646	FA	51.8	53.3	1.5	4.11
	FA	128.0	132.6	4.6	1.17
	FA	157.0	190.5	33.5	1.03
includes	FA			1.5	6.27
and	FA			1.5	6.48
	FA	236.2	242.3	6.1	0.93
	FA	251.5	257.6	6.1	0.51
	FA	262.1	283.5	21.3	0.31
	FA	292.6	298.7	6.1	0.41
	FA	310.9	311.5	0.6	1.71
	FA	332.2	333.8	1.5	1.27
	FA	344.4	434.3	89.9	1.41
includes	FA			1.5	7.82
and	FA			1.5	4.49
and	FA			1.5	8.85
and	FA			1.5	5.11
and	FA			1.5	8.88
SV13-647	FA	225.6	239.3	13.7	0.24
	FA	249.9	259.1	9.1	0.48
SV13-648	FA	100.6	111.3	10.7	0.55
	FA	118.9	121.9	3.0	2.26
	FA	138.7	141.7	3.0	0.34
	FA	176.8	196.6	19.8	1.47
includes	FA			1.5	9.77
and	FA			1.5	7.10
SV13-649	FA	128.0	132.6	4.6	0.31
	FA	140.2	152.4	12.2	1.44
includes	FA			1.5	3.50
	FA	189.0	201.2	12.2	0.31
	FA	207.3	214.9	7.6	1.34
includes	FA			1.5	4.77
	FA	236.2	254.5	18.3	0.45
	FA	281.9	285.0	3.0	0.41
SV13-650	FA	67.1	71.6	4.6	0.34

	FA	102.1	108.2	6.1	0.34
	FA	114.3	123.4	9.1	0.27
	FA	129.5	132.6	3.0	1.06
	FA	155.4	160.0	4.6	0.31
	FA	196.6	202.7	6.1	0.34
	FA	213.4	216.4	3.0	0.65
	FA	251.5	254.5	3.0	0.79
	FA	277.4	278.9	1.5	1.10
SV13-651c	FA	152.4	157.0	4.6	12.38
includes	FA			1.5	36.21
	Additional assays pending
SV13-652c	Assays pending
SV13-653c	Assays pending
SV13-654	Assays pending
SV13-655	Assays pending
SV13-657c	Assays pending
SV13-658c	Assays pending
SV13-659c	FA	71.6	77.7	6.1	1.99
includes	FA			1.5	4.80
	Additional assays pending
SV13-662c	Assays pending
SV13-672c	Assays pending

Reverse circulation drilling was conducted by Hard Rock Drilling of Elko, Nevada. Core drilling was conducted by TonaTec Exploration of Mapleton, Utah. Drill hole numbers ending with a "C" indicate core holes. Samples were assayed by ALS-Chemex Labs, in Sparks, Nevada using 30 gram fire assay methods (FA) and by metallic screen assay methods (MS). Results reported represent thickness along the trace of the drill hole and do not necessarily represent true thickness. Intervals may not match to the nearest tenth due to arithmetic rounding.

Figure 1. Map of 2013 Drill Holes - Spring Valley Project, Nevada

Spring Valley Project
Q2 2013 Drilling
Holes completed in Q2
Highlighted holes
SV13-646
SV13-633
SV13-630
SV13-629
SV13-625
SV13-640
Gold Resource
1 km
N

About Spring Valley

Spring Valley is a large, porphyry-hosted gold system, located about 20 miles northeast of Lovelock in Pershing County, Nevada. A May 2011 updated resource estimate released by Midway reported 2.16 million ounces of gold in the combined Measured and Indicated categories at a cut-off grade of 0.14 gpt. There is an additional Inferred resource of 1.97 million ounces of gold at the same cut-off grade. The Measured resource is 0.93 million ounces contained within 59.0 million tonnes grading 0.49 gpt, the Indicated resource is 1.23 million ounces contained within 85.8 million tonnes grading 0.45 gpt, and the Inferred resource is contained within 103.9 million tonnes grading 0.59 gpt. The estimate was prepared for Midway by Gustavson Associates, LLC of Lakewood, Colorado (Midway press release dated May 2, 2011). An updated Technical Report dated November 29, 2012 clarified some of the language but did not change any of the numbers.

This release has been reviewed and approved for Midway by William S. Neal (M.Sc., CPG), Vice President of Geological Services of Midway, a "qualified person" as that term is defined in NI 43-101.

ON BEHALF OF THE BOARD
"Kenneth A. Brunk"
Kenneth A. Brunk, Chairman, President and CEO

About Midway Gold Corp.

Midway Gold Corp. is a precious metals company with a vision to explore, design, build and operate gold mines in a manner accountable to all stakeholders while assuring return on shareholder investments. For more information about Midway, please visit our website at www.midwaygold.com or contact Jaime Wells, Investor Relations Analyst, at (877) 475-3642 (toll-free).

Neither the TSX Exchange, its Regulation Services Provider (as that term is defined in the policies of the TSX Exchange) nor the NYSE MKT accepts responsibility for the adequacy or accuracy of this release.

This press release contains forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and include, but are not limited to, statements about the Company's intended work plans and resource estimates and potential offering of common shares of the Company from time to time. The forward-looking statements in this press release are subject to various risks, uncertainties and other factors that could cause the Company's actual results or achievements to differ materially from those expressed in or implied by forward looking statements. These risks, uncertainties and other factors include, without limitation, risks related to the timing and completion of the Company's intended work plans, risks related to fluctuations in gold prices; uncertainties related to raising sufficient financing to fund the planned work in a timely manner and on acceptable terms; changes in planned work resulting from weather, logistical, technical or other factors; the possibility that results of work will not fulfill expectations and realize the perceived potential of the Company's properties; uncertainties involved in the interpretation of drilling results and other tests and the estimation of gold resources and reserves; the possibility that required permits may not be obtained on a timely manner or at all; the possibility that capital and operating costs may be higher than currently estimated and may preclude commercial development or render operations uneconomic; the possibility that the estimated recovery rates may not be achieved; risk of accidents, equipment breakdowns and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in the work program; and other factors identified in the Company's SEC filings and its filings with Canadian securities regulatory authorities. Forward-looking statements are based on the beliefs, opinions and expectations of the Company's management at the time they are made, and other than as required by applicable securities laws, the Company does not assume any obligation to update its forward-looking statements if those beliefs, opinions or expectations, or other circumstances, should change.

Cautionary note to U.S. investors concerning estimates of reserves and resources: This press release and the documents referenced in this press release use the terms “reserve" and "mineral resource“, which are terms defined under Canadian National Instrument 43-101 and the Canadian Institute of Mining and Metallurgy Classification system. Such definitions differ from the definitions in U.S. Securities and Exchange Commission ("SEC") Industry Guide 7.  Under SEC Industry Guide 7 standards, a "final" or "bankable" feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.  Mineral resources are not mineral reserves and do not have demonstrated economic viability. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant "reserves" as in-place tonnage and grade without reference to unit measures.  The references to a “resource” in this press release and the documents referenced in this press release are not normally permitted under the rules of the SEC.  It cannot be assumed that all or any part of mineral deposits in any of the above categories will ever be upgraded to Guide 7 compliant reserves. Accordingly, disclosure in this press release and in the technical reports referenced in this press release may not be comparable to information from U.S. companies subject to the reporting and disclosure requirements of the SEC.